UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 16, 2012

Commission file numbers: 333-82084-01

                                           333-82084

PAPERWEIGHT DEVELOPMENT CORP.	APPLETON PAPERS INC.
(Exact Name of Registrant as Specified in Its Charter)	(Exact Name of Registrant as Specified in Its Charter)

Wisconsin	Delaware
(State or Other Jurisdiction of Incorporation or Organization)	(State or Other Jurisdiction of Incorporation or Organization)

39-2014992	36-2556469
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

825 East Wisconsin Avenue, P.O. Box 359, Appleton, Wisconsin	54912-0359
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (920) 734-9841

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01. Regulation FD Disclosure.

The road show materials to be presented to certain existing and potential stockholders of Hicks Acquisition Company II, Inc. (“HACII”) in connection with a proposed transaction through which Appleton Papers Inc., a Delaware corporation (“Appleton”), would become a non-wholly owned subsidiary of HACII (the “Transaction”) are attached hereto as Exhibit 99.1.

HACII and Appleton will hold a conference call today, May 16, 2012, at 10:00 a.m. Eastern Time, a script of which is attached hereto as Exhibit 99.2. Information regarding participation in the call is included in the press release discussed in Item 8.01 below and attached hereto as Exhibit 99.3.

Item 8.01 Other Events.

On May 16, 2012, HACII and Appleton issued a press release with respect to its entering into an Equity Purchase Agreement with Appleton, Paperweight Development Corp., a Wisconsin corporation (“PDC”), and HH-HACII, L.P., a Delaware limited partnership, and a Cross Purchase Agreement between HACII and PDC, pursuant to which the parties would consummate the Transaction. The press release is attached hereto as Exhibit 99.3 and incorporated herein by reference.

Participants in the Solicitation

Appleton and its directors and officers may be deemed participants in the solicitation of proxies to HACII’s stockholders with respect to the Transaction. A list of the names of those directors and officers and a description of their interests is contained in Appleton’s annual report on Form 10-K for the fiscal year ended December 31, 2011, which was filed with the SEC on March 23, 2012, and will also be contained in the proxy statement to be filed by HACII regarding the Transaction when it becomes available. Investors may obtain additional information about the interests of the directors and officers of Appleton in the Transaction by reading the proxy statement and other materials to be filed with the Securities and Exchange Commission regarding the Transaction when such information becomes available.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, regarding the Transaction and Appleton’s plans, objectives, and intentions. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “poised”, “believes,” “predicts,” “potential,” “continue,” and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this report.

Forward-looking statements in this report include matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this report. Such risk factors include, among others: uncertainties as to the timing of the transaction, approval of the transaction by HACII’s stockholders; the satisfaction of closing conditions to the transaction, including the receipt of any required regulatory approvals; costs related to the transaction; costs and potential liabilities of Appleton relating to environmental regulation and litigation (including Lower Fox River); potential failure of Appleton’s former parent to comply with its indemnification obligations; costs of compliance with environmental laws; Appleton’s substantial amount of indebtedness; the ability of Appleton to develop and introduce new and enhanced products, improve productivity and reduce operating costs; Appleton’s reliance on a relatively small number of customers and third parties suppliers; the cessation of papermaking and transition to base stock supplied under the long-term supply agreement with Domtar Corporation; the global credit market crisis and economic weakness; competitors in its various markets; volatility of raw materials costs; Appleton’s underfunded pension plans; future legislation or regulations intended to reform pension and other employee benefit plans; and the legal obligations of PDC, Appleton’s current owner, to repurchase common stock from employees and former employees, which may lead to a default under the agreements governing Appleton’s indebtedness or constrain Appleton’s ability to make investments. Actual results may differ materially from those contained in the forward-looking statements in this report. Appleton undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this report. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. All forward-looking statements are qualified in their entirety by this cautionary statement.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit

99.1*	Road Show Materials.

99.2*	Script of HACII and Appleton, dated May, 16, 2012.

99.3*	Press Release, dated May 16, 2012

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 16, 2012	Paperweight Development Corp.

	By:	/s/ Jeffrey J. Fletcher
Name: Jeffrey J. Fletcher
Title: Vice President / Controller

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 16, 2012	Appleton Papers Inc.

	By:	/s/ Jeffrey J. Fletcher
Name: Jeffrey J. Fletcher
Title: Vice President / Controller

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1*	Road Show Materials.

99.2*	Script of HACII and Appleton, dated May, 16, 2012.

99.3*	Press Release, dated May 16, 2012

*	Filed herewith.